SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2017

ADVANCED OXYGEN TECHNOLOGIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

 Delaware 000-09951 91-1143622

(State of Incorporation) (Commission File No.) (I.R.S. Employer Identification No.)

C/O Crossfield Inc. PO Box 189 Randolph, VT 05060

(Address of Principal Executive Offices)

Registrant's Telephone Number: (212) 727-7085

C/O Crossfield Inc.100 Maiden Lane, Suite no.2003 New York, NY 10038

(Former Address)

Table of Contents

Item 8.01: Other Events

Signatures

ITEM 8.01: OTHER EVENTS

Change in Corporate Transfer Agent

On May 1, 2017 Advanced Oxygen Technologies, Inc. (the "Company") has appointed Worldwide Stock Transfer, LLC, One University Plaza, Suite 505, Hackensack, NJ, 07601, tel)(201)820-2008 to act as the transfer agent and registrar of the Company securities.

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 5, 2017

/s/ Robert E. Wolfe /s/
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Robert E. Wolfe, Chairman of the Board and
Chief Executive Officer and Principal
Financial Officer